Back to Form 8-K
Exhibit 10.1

AMENDMENT #2
BETWEEN
THE FLORIDA HEALTHY KIDS CORPORATION
AND HEALTHEASE OF FLORIDA, INC. AND WELLCARE HMO, INC.

THIS AMENDMENT entered into between the Florida Healthy Kids Corporation ("FHKC") and HEALTHEASE OF FLORIDA, INC. AND WELLCARE HMO, INC. (collectively referred to as "INSURER") amends the Contract dated October 1, 2005 (the "CONTRACT").

WHEREAS, the Contract between FHKC and INSURER allows for amendments to the Contract by mutual written consent of the Parties; and

WHEREAS, Sections 3-16 and 3-17 of the Contract between FHKC and INSURER allow for the consideration of an annual rate adjustment subject to FHKC's. review and approval; and

WHEREAS, INSURER has requested a rate adjustment that has been approved subsequently by FHKC effective October 1, 2007; and

WHEREAS, Attachment A ("Attachment") specifies the monthly per Enrollee per month rate for the counties covered under the Contract.

THEREFORE, the Parties agree to the following Amendment to the Contract:

I.        Exhibit A, Section I of the Contract is amended to read:
I.        Premium Rate

The Comprehensive Medical Care Services premium for the coverage period October 1, 2007 through September 30, 2008 shall be as follows:

Rate Adjustment Amendment -Effective Date: October 1, 2007

As to HealthEase of Florida, Inc.
Citrus:	$104.69 per member per month
Duval:	$123.41 per member per month
Escambia:	$109.60 per member per month
Highlands:	$120.92 per member per month
Jefferson:	$106.30 per member per month
Lake:	$80.24 per member per month
Madison:	$106.30 per member per month
Martin:	$108.56 per member per month
Putnam:	$99.71 per member per month
Wakulla:	$104.69 per member per month

As to WellCare HMO, Inc.:
Brevard:	$98.08 per member per month
Broward:	$104.53 per member per month
Charlotte:	$106.30 per member per month
Collier:	$106.30 per member per month
Miami-Dade:	$104.53 per member per month
Desoto:	$106.30 per member per month
Hernando:	$135.88 per member per month
Hillsborough:	$86.60 per member per month
Lee:	$104.53 per member per month
Manatee:	$106.30 per member per month
Orange:	$86.60 per member per month
Osceola:	$86.60 per member per month
Palm Beach:	$104.53 per member per month
Pinellas:	$86.60 per member per month
Sarasota:	$106.30 per member per month
Seminole:	$86.60 per member per month

II. The effective date of this Amendment is October 1, 2007. All other provisions of Section 3-17 and the Contract in its entirety shall remain in full force and effect as executed by the Parties effective October 1, 2005.

All provisions of the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform to this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed as specified in the Contract. This Amendment is hereby made a part of this Contract.

(SIGNATURES FOLLOW ON NEXT PAGE)

Rate Adjustment Amendment -Effective Date: October 1, 2007

IN WITNESS WHEREOF, the Parties hereto have caused this four (4) page Amendment to be executed by their officials thereunto duly authorized.

FOR HEALTHEASE OF FLORIDA, INC.	FOR WELLCARE HMO, INC.
/s/ Todd S. Farha	/s/ Todd S. Farha
Name: Todd S. Farha Title: President and CEO Date signed: 9/13/07	Name: Todd S. Farha Title: President and CEO Date signed: 9/13/07
Subscribed and sworn to me this 13th day of September, 2007	Subscribed and sworn to me this 13th day of September, 2007
/s/ Sara Gallo Notary Public	/s/ Sara Gallo Notary Public
1/29/2010 My Commission Expires	1/29/2010 My Commission Expires
/s/ Kerrian Thomas Witness #1 Signature	/s/ Kerrian Thomas Witness #1 Signature
Kerrian Thomas Witness #1 Print Name	Kerrian Thomas Witness #1 Print Name
/s/ Karen Mulroe Witness #2 Signature	/s/ Karen Mulroe Witness #2 Signature
Karen Mulroe Witness #2 Print Name	Karen Mulroe Witness #2 Print Name

Rate Adjustment Amendment -Effective Date: October 1, 2007

Florida Healthy Kids Corporation
/s/ Rose Naff
Name: Rose M. Naff Title: Executive Director Date signed:
Subscribed and sworn to me, this 18th day of October, 2007
/s/ Amber N. Floyd Notary Public
11/14/2009 My Commission Expires
/s/ Amber N. Floyd Witness #1 Signature
Amber N. Floyd Witness #1 Print Name
/s/ Jennifer K. Lloyd Witness #2 Signature
Jennifer K. Lloyd Witness #2 Print Name
Reviewed by: /s/ Jennifer K. Lloyd Signature of: Jennifer Lloyd, Director of External Affairs
/s/ Joan Humphrey Anderson Signature of General Counsel Print Name: Joan Humphrey Anderson Florida Bar Number: 294063

Rate Adjustment Amendment -Effective Date: October 1, 2007